UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

SENTI BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40440	86-2437900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Corporate Drive, First Floor
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650-239-2030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SNTI	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained below in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained below in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) and accompanying warrants (the “Warrants”) to purchase shares of the common stock, par value $0.0001 per share (the “Common Stock”) of Senti Biosciences, Inc. (the “Company”) were sold and, upon conversion of the Series A Preferred Stock and upon exercise of the Warrants, the securities underlying the Series A Preferred Stock and Warrants will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 8.01	Other Events.

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Investors”) for the issuance and sale of shares of Series A Preferred Stock and Warrants to purchase shares of the Company’s Common Stock in a private placement offering (the “Offering”). Pursuant to the Securities Purchase Agreement, on December 31, 2024, the Company closed its subsequent closing of the Offering whereby a certain investor exercised its option to purchase 4,444 shares of Series A Preferred Stock and accompanying Warrants to purchase 6,666,000 shares of Common Stock, for gross proceeds of approximately $10.0 million.  The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in their entirety by reference to the Securities Purchase Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 2, 2024 and is incorporated herein by reference.

The Company also issued a press release announcing the subsequent closing on January 6, 2025, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1
Securities Purchase Agreement, dated December 2, 2024, by and among Senti Biosciences, Inc., and the purchasers named therein (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K (File No. 001-40440) filed on December 2, 2024).

99.1	Press Release dated January 6, 2025.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Senti Biosciences, Inc.

Date:	January 6, 2025	By:	/s/ Timothy Lu, M.D., Ph.D.
Timothy Lu, M.D., Ph.D.
Chief Executive Officer